UNITED  STATES

                       SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON  D.C.,  20549

                                    FORM  8-K

                                 CURRENT  REPORT

                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE

                         SECURITIES  EXCHANGE  ACT  OF  1934

       DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)  NOVEMBER 9, 2004

                             INFINICALL  CORPORATION
                                ----------------
               (Exact  name  of  registrant  as  specified  in  charter)


         DELAWARE                      0-24408             33-0611753
         --------                      -------             ----------
  (State  or  other  jurisdiction  of     (Commission        (I.R.S.  Employer
   incorporation  or  organization)     File  Number)     Identification Number)



             8447  WILSHIRE  BLVD.,  5TH  FLOOR
                    BEVERLY  HILLS,  CA                       90211
                   -------------------                    ---------
            (Address  of  Principal  Executive  Office)       (Zip  Code)


                                 (323)  653-6110
                                 --------------
                (Registrant's  Executive  Office  Telephone  Number)



Item  5.02     Departure  of  Directors  or  Principal  Officers

By letter addressed to the Registrant, dated November 9, 2004, Gary Rasmussen, one of the registrant's directors, resigned all positions held effective at the close of business on November 9, 2004. The registrant acknowledged Mr. Rasmussen's resignation and wished him success in his future endeavors.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(C)  EXHIBITS:


99.1          Letter  of resignation dated November 9, 2004 from Gary Rasmussen.


99.2          Letter of acknowledgement dated November 11, 2004 from Registrant.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant

INFINICALL  CORPORATION


By:  /s/  Robin  Glanzl
   ------------------

Robin  Glanzl,  President

Date:  November  15,  2004